UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07225

T. Rowe Price Capital Opportunity Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1. Report to Shareholders

Capital Opportunity Fund	December 31, 2014

The views and opinions in this report were current as of December 31, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks rose to unprecedented highs in 2014 as the improving economy and an accommodative Federal Reserve drew investors into U.S. equities. Signs of economic strength at home helped outweigh concerns about flagging growth in Europe and Japan, an unexpected drop in oil prices, and slowdowns in several emerging markets. The Fed ended its longstanding asset purchase program in October, but investors took comfort from the central bank’s pledge that it would be patient in raising interest rates from very low levels. Against this supportive backdrop, the Capital Opportunity Fund posted a solid gain in 2014. While the fund lagged the return of the Standard & Poor’s 500 Index, it outperformed its Lipper peer group average of similarly managed funds.

The Capital Opportunity Fund returned 5.32% and 12.21% for the six and 12 months ended December 31, 2014, respectively, versus the 6.12% and 13.69% returns of its benchmark, the S&P 500 Index, over the same periods. The fund exceeded the returns of its peer group, the Lipper Large-Cap Core Funds Index, for both periods. (Returns for Advisor and R Class shares reflected their different fee structures.) Our objective is to outperform the S&P 500 by investing in our research analysts’ highest-conviction stocks while keeping sector and industry allocations close to their weightings in the index. Positive stock selection in information technology and industrials and business services contributed most to relative performance. Conversely, unfavorable stock picking in consumer discretionary and consumer staples detracted most from relative returns.

MARKET ENVIRONMENT

The U.S. economic recovery accelerated in 2014. After contracting in the first quarter due to a severe winter, U.S. gross domestic product grew at an annualized 5% pace from July to September, marking the economy’s fastest annualized growth rate since the summer of 2003. The housing market started the year slowly, but demand increased over the summer. The unemployment rate fell to 5.6% in December from 6.7% a year earlier. However, the past year’s string of solid monthly job gains failed to translate into higher wages. Moreover, the labor participation rate declined to a 36-year low, suggesting that a large number of workers are underemployed or sitting on the sidelines of the job market.

In October, the Fed ended its latest round of monthly asset purchases but kept its benchmark interest rate near 0% to support the economy. After its December policy meeting, the Fed said it would be patient in timing its first interest rate increase, reassuring investors who feared the central bank would raise rates sooner than expected. The S&P 500 and Dow Jones Industrial Average posted their biggest intraday increases for the year after the Fed’s comments. Both indices ended 2014 near record high levels.

Every sector in the S&P 500 Index rose except energy. The utilities sector was the best performer. Utilities, which generally offer higher dividend yields than other sectors, surged as investors sought high-yielding stocks in a low interest rate environment. Health care and information technology were the next-best performing sectors with gains exceeding 20% each. Conversely, industrials and business services, consumer discretionary, materials, and telecommunication services posted slimmer gains that trailed the overall index’s advance. Energy stocks fell roughly 8%. This drop reflected the collapse in oil prices that began in the fall amid increased output in North America, weakening global demand, and a decision by the Organization of Petroleum Exporting Countries to resist production cuts despite falling oil prices.

PORTFOLIO REVIEW

Information technology companies, led by Visa, contributed most to relative performance. Shares of Visa, which processes payments for millions of merchants worldwide, increased as the company reported solid earnings over the year. Visa benefits as more people use electronic payments instead of cash and checks, a secular shift we believe will become more prevalent over time both in developed and emerging markets. Visa also has the potential for additional growth from Apple Pay, a recently launched app that lets consumers make payments with their Apple devices. Widespread use of Apple Pay would accelerate the shift toward electronic payments, which would be a boon for Visa and other payment processors. We added to our Visa position in the spring when its share price declined temporarily. The company was one of our largest holdings at year-end, as seen in the Twenty-Five Largest Holdings table on page 9. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Semiconductor manufacturing equipment makers Lam Research and Applied Materials also ranked among the information technology sector’s top contributors to relative performance. We increased our positions in both stocks early this year as our semiconductor analyst believed valuations were reasonable and that the semiconductor capital equipment industry would benefit from recent consolidation and an upswing in spending by semiconductor manufacturers. Last year, Applied Materials agreed to acquire a smaller Japanese rival, Tokyo Electon, in a deal expected to close in early 2015. Applied Materials has made many improvements since a management change in 2011. We believe the current team can deliver benefits of scale from the combined company, and we anticipate it will increase returns of capital to shareholders after the merger is finalized.

The industrials and business services sector was the second-largest contributor to relative performance, driven by our positions in American Airlines, United Continental, and Delta Air Lines. Airline stocks performed well in 2014 as the industry benefited from a stronger U.S. economy, improved management, and falling oil prices. A slew of bankruptcies and buyouts in recent years reduced the number of major domestic airlines to just four operators from nearly 10 a decade ago, reducing competition and creating a more favorable operating environment for the industry. Our airlines analyst recognized these tailwinds, and we took advantage of periodic price declines to increase the fund’s airline positions throughout the year. Though most of the fund’s holdings are in S&P 500 companies, we encourage our analysts to look beyond the index for favorable investment opportunities in the industries they cover. American Airlines and United Continental are not in the S&P 500 and demonstrate how we occasionally invest in non-benchmark companies we think have significant upside potential. Both companies ranked as the fund’s top two relative contributors for the year.

Stock selection proved less favorable in consumer discretionary, the largest detractor from relative performance. Time Warner led detractors in this sector. Because we eliminated our position in Time Warner early this year, we did not benefit from the surge in the media company’s shares during the summer when it received a surprise $80 billion takeover bid from 21st Century Fox, an overweight stock in the fund. Our investment in casino operator Wynn Resorts also hurt relative returns as its shares declined amid weakness in Macau, the only place in China where casinos are legal. A months-long anticorruption campaign and slowing economic growth in China have weighed on gambling revenue in Macau, which contributes more than two-thirds of Wynn’s revenue. Nevertheless, we added to our position over the year given our favorable long-term view of the company and of Macau. Wynn is building the Wynn Palace in Cotai, Macau’s equivalent of the Las Vegas Strip, and we think the new casino will materially increase the company’s free cash flow once it is completed in 2016.

Consumer staples also detracted from relative returns. Our underweight position in Altria Group weighed on performance as the cigarette maker’s shares climbed steadily over the year on stronger-than-expected earnings. Within the tobacco industry, we prefer Philip Morris International, the world’s largest publicly traded tobacco company. Avon was another significant detractor. Avon’s shares have declined in recent years amid myriad issues, including shrinking sales, management turmoil, and bribery allegations in China. We have long held Avon for its strong presence in fast-growing emerging markets like Russia and Brazil, which offered the potential for sales growth and margin expansion. However, we have recently downgraded our outlook given Avon’s pressing problems in the near term, including slowdowns in many emerging markets, volatile foreign currencies, and the departure of several key executives.

OUTLOOK

After a shaky start, the U.S. economy ended 2014 on an unambiguously strong note. Though the economy and corporate fundamentals appear to be in relatively solid shape, it has been a long time since we have seen a meaningful correction in the stock market, and we would not be surprised to see a pullback in the near term. Last year marked the sixth straight year of gains for the S&P 500 Index and its third straight year of double-digit returns. As we have stated in recent letters, we continue to believe companies will need to deliver solid earnings and revenue growth to sustain further gains.

We believe volatility will pick up in 2015. Though many investors find stock market gyrations unnerving, volatility affords us more opportunities to buy stocks at cheaper prices. Several factors are expected to fuel volatility this year, particularly the start of interest rate increases by the Fed, which has kept its benchmark rate near zero since 2008. Oil’s continued collapse is another potentially destabilizing force for financial markets. While cheaper oil is good for consumers and has tamed inflation expectations for energy-importing countries, it is negative for the energy sector, which accounts for roughly 10% of the S&P 500 and is a significant driver of U.S. economic activity. A resurgent U.S. dollar is another wild card. Accommodative monetary policies in Europe and Japan and slowing growth in China are putting downward pressure on interest rates in those countries just as the Fed prepares to tighten policy in the U.S. Expectations that the Fed will raise its benchmark rate sometime in mid-2015 caused the dollar to rally against nearly all foreign currencies in the past year. Continued strength in the dollar could hurt U.S. exporters, though it may make imports less expensive and help restrain inflation at home.

We are encouraged by signs of diminishing correlations in the stock market. Correlations, the tendency of stocks to move with each other, have soared in recent years during times of high uncertainty but declined toward the end of 2014. Periods of high correlations made our job of selecting market-beating stocks more challenging, as stocks at times moved in response to geopolitical events or macro trends that were difficult to predict. We are hopeful that the drop in correlations signals a return to a market in which stocks trade based on their fundamentals and reward investors who research and select stocks based on their unique attributes. Such an environment would allow us to leverage the insightful work of our analysts and reaffirm the value of our investment strategy, which relies on in-depth fundamental research to identify favorable long-term investment opportunities within each sector of the S&P 500. Additionally, our strategy of maintaining sector weights close to those in the S&P 500 should help us minimize underperformance due to big swings in individual sectors regardless of the overall market environment.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Ann M. Holcomb

Jason B. Polun

Eric L. Veiel
Co-portfolio managers of the fund

January 13, 2015

RISKS OF INVESTING

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

GLOSSARY

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper indexes: Track the performance of the largest mutual funds in a particular category as determined by Lipper Inc.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Price/earnings (P/E) ratio–12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. This ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher this P/E ratio, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate: A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

S&P 500 Index: Tracks the stocks of 500 mostly large-cap U.S. companies.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/14

Best Contributors		Worst Contributors	
Apple	14¢	Schlumberger	-5¢
Visa	7	Apache	-4
Microsoft	6	Google	-4
Procter & Gamble	5	ExxonMobil	-4
Bank of America	4	Pioneer Natural Resources	-4
Citigroup	4	Anadarko Petroleum	-3
JPMorgan Chase	4	Range Resources	-3
United Continental	3	NRG Energy	-3
Home Depot	3	Chevron	-3
Red Hat	3	Hess	-2
Total	53¢	Total	-35¢

12 Months Ended 12/31/14

Best Contributors		Worst Contributors	
Apple	27¢	Amazon.com	-5¢
Microsoft	11	ExxonMobil	-3
Delta Air Lines	7	Avon	-3
Wells Fargo	6	Range Resources	-3
Visa	6	Google	-3
Facebook	6	Apache	-2
Allergan	6	Flowserve	-2
American Airlines*	5	GE	-2
Johnson & Johnson	5	Wynn Resorts*	-2
Gilead Sciences	5	IBM	-2
Total	84¢	Total	-27¢

*Position added.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Financial Highlights For a share outstanding throughout each period

R Class

	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
NET ASSET VALUE					
Beginning of period	$ 21.65	$ 16.48	$ 14.44	$ 14.43	$ 12.88
Investment activities					
Net investment income[(1)]	0.11	0.11	0.17[(2)]	0.08[(2)]	0.08
Net realized and unrealized gain / loss	2.36	5.14	2.05	0.01	1.55
Total from investment activities	2.47	5.25	2.22	0.09	1.63
Distributions					
Net investment income	(0.12)	(0.08)	(0.18)	(0.08)	(0.08)
Net realized gain	(0.90)	–	–	–	–
Total distributions	(1.02)	(0.08)	(0.18)	(0.08)	(0.08)
NET ASSET VALUE End of period	**$ 23.10**	**$ 21.65**	**$ 16.48**	**$ 14.44**	**$ 14.43**

Ratios/Supplemental Data

Total return[(3)]	**11.58%**	**31.87%**	**15.37%[(2)]**	**0.64%[(2)]**	**12.67%**
Ratio of total expenses to average net assets	1.29%	1.35%	1.35%[(2)]	1.35%[(2)]	1.35%
Ratio of net investment income to average net assets	0.51%	0.55%	1.02%[(2)]	0.58%[(2)]	0.61%
Portfolio turnover rate	37.2%	30.9%	34.9%	36.6%	37.6%
Net assets, end of period (in thousands)	$ 9,004	$ 8,509	$ 5,216	$ 1,029	$ 1,168

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.35% contractual expense limitation in effect through 4/30/16.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 99.5%		
CONSUMER DISCRETIONARY 12.6%		
Auto Components 0.7%		
Delphi Automotive	38,300	2,785
Johnson Controls	53,600	2,591
		5,376
Automobiles 0.3%		
Harley-Davidson	28,900	1,905
		1,905
Hotels, Restaurants & Leisure 1.9%		
Carnival	39,000	1,768
Chipotle Mexican Grill (1)	2,000	1,369
Hilton Worldwide Holdings (1)	29,500	770
McDonald's	14,200	1,330
MGM Resorts International (1)	27,800	594
Starbucks	41,100	3,372
Starwood Hotels & Resorts Worldwide	21,300	1,727
Wynn Resorts	9,000	1,339
Yum! Brands	11,900	867
		13,136
Household Durables 0.1%		
Lennar, Class A	23,700	1,062
		1,062
Internet & Catalog Retail 1.8%		
Amazon.com (1)	19,300	5,990
Netflix (1)	7,300	2,494
Priceline (1)	3,410	3,888
		12,372
Leisure Products 0.3%		
Mattel	62,000	1,919
		1,919

Media 3.5%		
Comcast, Class A	79,200	4,594
DIRECTV (1)	27,000	2,341
Discovery Communications, Class C (1)	48,600	1,639
News Corp, Class A (1)	92,700	1,455
Time Warner Cable, Class A	16,225	2,467
Twenty-First Century Fox, Class A	129,700	4,981
Viacom, Class B	35,100	2,641
Walt Disney	47,100	4,436
		24,554
Multiline Retail 0.8%		
Dollar General (1)	16,700	1,181
Dollar Tree (1)	6,900	485
Kohl's	24,700	1,508
Macy's	16,500	1,085
Target	17,900	1,359
		5,618
Specialty Retail 2.4%		
AutoZone (1)	2,300	1,424
CarMax (1)	50,000	3,329
Home Depot	37,940	3,983
L Brands	28,600	2,475
Lowe's	44,860	3,086
Ross Stores	22,300	2,102
TSC	2,200	174
		16,573
Textiles, Apparel & Luxury Goods 0.8%		
Hanesbrands	9,000	1,005
Michael Kors Holdings (1)	12,400	931
Nike, Class B	31,600	3,038

Under Armour (1)	9,900	672
		5,646
Total Consumer Discretionary		88,161
CONSUMER STAPLES 9.8%		
Beverages 2.3%		
Coca-Cola	124,280	5,247
Coca-Cola Enterprises	11,800	522
Dr Pepper Snapple	22,000	1,577
Monster Beverage (1)	5,000	542
PepsiCo	86,850	8,212
		16,100
Food & Staples Retailing 2.9%		
Costco Wholesale	23,700	3,359
CVS Health	40,939	3,943
Rite Aid (1)	166,100	1,249
Sysco	49,400	1,961
Wal-Mart	62,560	5,373
Walgreens Boots Alliance	33,100	2,522
Whole Foods Market	32,700	1,649
		20,056
Food Products 1.6%		
Archer-Daniels-Midland	30,500	1,586
ConAgra	71,800	2,605
Kellogg	36,600	2,395
Keurig Green Mountain	3,600	477
Kraft Foods	9,400	589
Mondelez International	99,687	3,621
		11,273
Household Products 1.6%		
Colgate-Palmolive	10,470	725

Energizer	14,400	1,851
Procter & Gamble	95,490	8,698
		11,274
Personal Products 0.3%		
Avon	104,000	976
Estee Lauder, Class A	15,300	1,166
		2,142
Tobacco 1.1%		
Altria Group	16,500	813
Philip Morris International	80,310	6,541
		7,354
Total Consumer Staples		68,199
ENERGY 7.5%		
Energy Equipment & Services 0.9%		
Cameron International (1)	13,100	654
Halliburton	19,900	783
National Oilwell Varco	15,900	1,042
Schlumberger	38,899	3,322
		5,801
Oil, Gas & Consumable Fuels 6.6%		
Anadarko Petroleum	33,300	2,747
Apache	40,500	2,538
California Resources (1)	50,064	276
Canadian Natural Resources	39,900	1,232
Chesapeake Energy	26,600	521
Chevron	40,672	4,563
Cimarex Energy	6,800	721
Concho Resources (1)	4,300	429
ConocoPhillips	13,500	932
CONSOL Energy	11,400	386

Continental Resources (1)	5,400	207
EOG Resources	18,400	1,694
EQT	13,400	1,014
ExxonMobil	175,339	16,210
Hess	28,300	2,089
Marathon Petroleum	14,600	1,318
Occidental Petroleum	21,860	1,762
Phillips 66	27,310	1,958
Pioneer Natural Resources	9,400	1,399
Range Resources	16,200	866
Royal Dutch Shell, ADR	14,600	978
Spectra Energy	47,500	1,724
WPX Energy (1)	50,233	584
		46,148
Total Energy		51,949

FINANCIALS 15.8%

Banks 5.9%

Bank of America	481,061	8,606
Citigroup	183,790	9,945
JPMorgan Chase	191,800	12,003
M&T Bank	18,300	2,299
Wells Fargo	150,359	8,242
		41,095

Capital Markets 3.3%

Ameriprise Financial	14,600	1,931
Bank of New York Mellon	51,000	2,069
BlackRock	6,200	2,217
E*TRADE Financial (1)	35,100	851
Goldman Sachs	7,200	1,396
LPL Financial Holdings	18,800	838
Morgan Stanley	118,100	4,582

Northern Trust	33,900	2,285
Och-Ziff Capital Management, Partnership	40,700	475
State Street	66,000	5,181
TD Ameritrade Holding	30,700	1,098
		22,923
Consumer Finance 0.5%		
American Express	7,600	707
Discover Financial	45,000	2,947
		3,654
Diversified Financial Services 1.1%		
Berkshire Hathaway, Class B (1)	23,500	3,528
CME Group	16,600	1,472
Intercontinental Exchange	9,900	2,171
McGraw Hill Financial	6,100	543
		7,714
Insurance 2.4%		
CNA Financial	19,400	751
FNF	28,500	982
Genworth Financial, Class A (1)	15,900	135
Loews	11,900	500
Marsh & McLennan	60,400	3,457
MetLife	76,200	4,122
Progressive	97,800	2,640
XL Group	118,889	4,086
		16,673
Real Estate Investment Trusts 2.6%		
American Tower, REIT	22,917	2,265
AvalonBay Communities, REIT	14,800	2,418
Crown Castle International, REIT	21,100	1,661
Federal Realty Investment Trust, REIT	8,800	1,174
General Growth Properties, REIT	19,700	554

Iron Mountain, REIT	29,460	1,139
Public Storage, REIT	3,800	702
Simon Property Group, REIT	21,820	3,974
SL Green Realty, REIT	3,400	405
Vornado Realty Trust, REIT	20,300	2,390
Weyerhaeuser, REIT	31,312	1,124
		17,806
Total Financials		109,865
HEALTH CARE 14.0%		
Biotechnology 3.0%		
Alexion Pharmaceuticals (1)	12,400	2,294
Amgen	17,600	2,803
Biogen Idec (1)	10,800	3,666
Celgene (1)	20,100	2,248
Gilead Sciences (1)	68,420	6,449
Incyte (1)	6,000	439
Regeneron Pharmaceuticals (1)	2,200	903
United Therapeutics (1)	2,800	363
Vertex Pharmaceuticals (1)	14,200	1,687
		20,852
Health Care Equipment & Supplies 2.0%		
Abbott Laboratories	66,000	2,971
Becton, Dickinson & Company	18,000	2,505
Covidien	28,450	2,910
Intuitive Surgical (1)	2,400	1,269
Medtronic	24,100	1,740
St. Jude Medical	6,600	429
Stryker	26,900	2,538
		14,362

INDUSTRIALS & BUSINESS SERVICES 10.6%

Aerospace & Defense 2.7%		
Boeing	63,400	8,241
Honeywell International	11,800	1,179
Precision Castparts	10,400	2,505
Textron	58,200	2,451
United Technologies	41,500	4,772
		19,148
Air Freight & Logistics 0.9%		
C.H. Robinson Worldwide	5,800	434
Expeditors International of Washington	7,900	352
FedEx	24,200	4,203
UPS, Class B	12,600	1,401
		6,390
Airlines 1.4%		
American Airlines	60,800	3,261
Delta Air Lines	77,700	3,822
United Continental (1)	38,000	2,542
		9,625
Commercial Services & Supplies 0.5%		
Tyco International	87,000	3,816
		3,816
Electrical Equipment 0.8%		
Emerson Electric	17,500	1,080
Hubbell, Class B	16,200	1,731
Sensata Technologies Holding (1)	50,400	2,641
		5,452
Industrial Conglomerates 3.1%		
3M	27,300	4,486
Danaher	64,100	5,494

GE	415,700	10,505
Roper Industries	6,200	969
		21,454
Machinery 0.8%		
Caterpillar	11,400	1,043
Flowserve	43,200	2,585
Ingersoll-Rand	7,300	463
Pall	5,200	526
Stanley Black & Decker	8,400	807
		5,424
Professional Services 0.2%		
Equifax	18,400	1,488
		1,488
Road & Rail 0.2%		
Canadian Pacific Railway	5,800	1,118
		1,118
Total Industrials & Business Services		73,915
INFORMATION TECHNOLOGY 20.2%		
Communications Equipment 2.3%		
Cisco Systems	214,500	5,967
Motorola Solutions	20,100	1,348
Qualcomm	116,900	8,689
		16,004
Electronic Equipment, Instruments & Components 0.4%		
Amphenol, Class A	27,100	1,458
Keysight Technologies (1)	18,250	616
Trimble Navigation (1)	21,500	571
		2,645

Internet Software & Services 3.2%

eBay (1)	10,700	601
Facebook (1)	92,200	7,193
Google, Class A (1)	11,750	6,235
Google, Class C (1)	11,450	6,027
LinkedIn (1)	1,800	414
Rackspace Hosting (1)	3,500	164
VeriSign (1)	25,700	1,465
		22,099

IT Services 3.9%

Accenture, Class A	27,730	2,477
Automatic Data Processing	27,950	2,330
Cognizant Technology Solutions (1)	24,100	1,269
Fidelity National Information	27,100	1,686
IBM	27,200	4,364
MasterCard, Class A	58,500	5,040
Visa, Class A	37,500	9,832
		26,998

Semiconductor & Semiconductor Equipment 2.1%

Altera	53,000	1,958
Applied Materials	203,800	5,079
ASML Holding	10,400	1,122
Atmel (1)	68,300	573
Broadcom, Class A	54,000	2,340
Intel	3,800	138
Lam Research	44,900	3,562
		14,772

Software 3.9%

Autodesk (1)	17,300	1,039
Microsoft	311,000	14,446
Oracle	91,600	4,119

Red Hat (1)	64,600	4,467
salesforce.com (1)	47,200	2,799
VMware, Class A (1)	7,500	619
		27,489
Technology Hardware, Storage & Peripherals 4.4%		
Apple	213,500	23,565
EMC	29,600	880
SanDisk	9,400	921
Seagate Technology	27,100	1,802
Western Digital	33,500	3,709
		30,877
Total Information Technology		140,884
MATERIALS 4.4%		
Chemicals 3.1%		
Airgas	17,800	2,050
Ashland	15,200	1,820
Celanese, Series A	29,700	1,781
Dow Chemical	6,500	297
Ecolab	34,500	3,606
Lyondellbasell Industries, Class A	8,000	635
Monsanto	25,300	3,023
Potash Corporation of Saskatchewan	15,500	547
PPG Industries	3,400	786
Praxair	19,700	2,552
RPM	27,000	1,369
Sherwin-Williams	13,000	3,420
		21,886
Construction Materials 0.6%		
Martin Marietta Materials	17,400	1,920

Vulcan Materials	29,900	1,965
		3,885
Containers & Packaging 0.1%		
Ball	13,500	920
		920
Metals & Mining 0.4%		
Alcoa	59,700	943
Franco-Nevada	8,500	418
Freeport-McMoRan	23,488	549
Nucor	18,500	907
		2,817
Paper & Forest Products 0.2%		
International Paper	27,900	1,495
		1,495
Total Materials		31,003
TELECOMMUNICATION SERVICES 1.6%		
Diversified Telecommunication Services 1.3%		
AT&T	104,057	3,495
Verizon Communications	124,300	5,815
		9,310
Wireless Telecommunication Services 0.3%		
T-Mobile US (1)	80,100	2,158
		2,158
Total Telecommunication Services		11,468
UTILITIES 3.0%		
Electric Utilities 1.4%		
American Electric Power	46,600	2,830

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/14	12/31/13
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 7,080	$ 5,950
Net realized gain	41,146	26,073
Change in net unrealized gain / loss	28,027	110,001
Increase in net assets from operations	76,253	142,024
Distributions to shareholders		
Net investment income		
Investor Class	(7,315)	(5,522)
Advisor Class	(81)	(42)
R Class	(44)	(31)
Net realized gain		
Investor Class	(25,320)	–
Advisor Class	(367)	–
R Class	(334)	–
Decrease in net assets from distributions	(33,461)	(5,595)
Capital share transactions*		
Shares sold		
Investor Class	119,594	166,240
Advisor Class	3,197	1,162
R Class	1,632	3,039
Distributions reinvested		
Investor Class	26,867	2,580
Advisor Class	444	41
R Class	378	31
Shares redeemed		
Investor Class	(114,672)	(90,986)
Advisor Class	(836)	(2,394)
R Class	(2,091)	(1,635)
Increase in net assets from capital share transactions	34,513	78,078
Net Assets		
Increase during period	77,305	214,507
Beginning of period	619,614	405,107
End of period	**$ 696,919**	**$ 619,614**
Undistributed net investment income	171	537

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Capital Opportunity Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in U.S. common stocks. The fund has three classes of shares: the Capital Opportunity Fund original share class, referred to in this report as the Investor Class, offered since November 30, 1994; the Capital Opportunity Fund–Advisor Class (Advisor Class), offered since December 31, 2004; and the Capital Opportunity Fund–R Class (R Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $7,000 for the year ended December 31, 2014.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2014, the fund realized $5,208,000 of net gain on $9,240,000 of in-kind redemptions.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2014:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2014.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2014, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2014, the fund held equity futures with cumulative unrealized gain of $21,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the year ended December 31, 2014, the fund recognized $381,000 of realized gain on Futures and a $(11,000) change in unrealized gain/loss on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of December 31, 2014, securities valued at $75,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2014, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $252,021,000 and $242,715,000, respectively, for the year ended December 31, 2014.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended December 31, 2014, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2014 and December 31, 2013, were characterized for tax purposes as follows:

At December 31, 2014, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and/or certain derivative contracts for tax purposes. During the year ended December 31, 2014, the fund utilized $2,864,000 of capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2014, the effective annual group fee rate was 0.29%.

The R Class is also subject to a contractual expense limitation through April 30, 2016. During the limitation period, Price Associates is required to waive its management fee or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.35%. The class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver or, in any case, later than April 30, 2018. Pursuant to this agreement, expenses in the amount of $3,000 were repaid to Price Associates during the year ended December 31, 2014. At December 31, 2014, there were no amounts subject to repayment. For the year ended December 31, 2014, the R Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended December 31, 2014, expenses incurred pursuant to these service agreements were $170,000 for Price Associates; $198,000 for T. Rowe Price Services, Inc.; and $20,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2014, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 1,227,569 shares of the Investor Class, representing 4% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Capital Opportunity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Capital Opportunity Fund, Inc. (the “Fund”) at December 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 13, 2015

Tax Information (Unaudited) for the Tax Year Ended 12/31/14

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$5,187,000 from short-term capital gains

●	$24,538,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $11,342,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $10,727,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D.,	President and Trustee, Salk Institute for Biological Studies (2009 to
Ph.D.	present); Director, BioMed Realty Trust (2013 to present); Director,
(1944)	Novartis, Inc. (2009 to present); Director, IBM (2007 to present)
2009
[165]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Member of the Advisory Board, Deutsche
[165]	Bank North America (2004 to present); Director, Under Armour
(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1994
[165]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[165]	Officer (2007), and Director, Starwood Hotels & Resorts, a hotel and leisure company (1999 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present); Chairman of Compensation Committee
[165]	and Director, Syniverse Holdings, Inc., a provider of wireless voice and data services for telecommunications companies (2008 to 2011)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[165]	Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[165]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization
[165]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisors (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[165]	General Growth Properties, Inc. (2010 to 2013); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present); Director, Hilton Worldwide
(2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[165]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[165]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2013	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[111]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Capital Opportunity Fund	Principal Occupation(s)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Ryan N. Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Christopher W. Carlson (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ira W. Carnahan, CFA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Ann M. Holcomb, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Jennifer Martin (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Jason B. Polun, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Robert T. Quinn, Jr. (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Justin P. White (1981)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,283,000 and $1,691,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Capital Opportunity Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 13, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 13, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 13, 2015